QUAKER® INVESTMENT TRUST

Supplement dated July 2, 2009
To the Prospectus Dated June 15, 2009 for the
QUAKER LONG-SHORT TACTICAL ALLOCATION FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

Effective July 2, 2009, the following replaces the Shareholder fees section of the Shareholder Transaction Expense table found on Page 5 of the Prospectus.

Shareholder fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	None	None	None

(1)
The Class A shares front-end sales load will be waived for all shareholders of the Top Flight Fund who will receive Fund shares in connection with the Reorganization and any future purchases of Class A shares of the Fund made by shareholders of the Top Flight Fund, including reinvested dividends.  Please see the section entitled “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

Effective July 2, 2009, the following replaces the Expense of Hypothetical $10,000 Investment in Quaker Long-Short Tactical Allocation Fund table found on Page 6 of the Prospectus.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated.  The example also assumes a 5% return each year, with operating expenses staying the same.  Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Long-Short Tactical Allocation Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years
CLASS A1	$869	$1,523	$2,199	$3,990
CLASS C	$412	$1,247	$2,097	$4,289
INSTITUTIONAL CLASS	$313	$957	$1,625	$3,411

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years
Class A1	$869	$1,523	$2,199	$3,990
Class C	$412	$1,247	$2,097	$4,289
Institutional Class	$313	$957	$1,625	$3,411

(1)
The expense example shown above does not reflect the waiver of the Class A shares front-end sales load for Top Flight Fund shareholders who will receive Fund shares in connection with the Reorganization.  If the expense example reflected the waiver of the Class A shares front-end sales load for Top Flight Fund shareholders, the 1 year, 3 years, 5 years and 10 years expenses would be as follows: $388; $1,030; $1,745; and $3,640, respectively.

QKPLSTL 062009